UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

NCI, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza American Drive, Reston, VA		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2017, NCI, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). As of April 27, 2017, the record date for the Annual Meeting, there were 13,551,817 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 12,879,835 shares of the Company’s common stock were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter. These proposals, each of which was approved by our stockholders at the Annual Meeting, are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”).

1.	To elect the seven director nominees named in the Proxy Statement as directors of the Company, each to serve for a term of one year or until their respective successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Paul A. Dillahay	51,976,169	126,648	1,277,018
James P. Allen	47,759,748	4,343,069	1,277,018
Paul V. Lombardi	50,108,324	1,994,493	1,277,018
Cindy E. Moran	51,944,144	158,673	1,277,018
Charles K. Narang	51,937,825	164,992	1,277,018
Austin J. Yerks	50,992,065	1,110,752	1,277,018
Daniel R. Young	50,522,805	1,580,012	1,277,018

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

For	Against	Abstained	Broker Non-Votes
53,218,182	161,015	638	—

3.	To hold an advisory (non-binding) vote on the compensation paid to our named executive officers as presented in the Proxy Statement.

For	Against	Abstained	Broker Non-Votes
49,472,023	2,569,923	60,871	1,277,018

4.	To hold an advisory (non-binding) vote on the frequency of the advisory stockholder vote on the compensation paid to our named executive officers.

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
6,244,596	1,270	45,856,711	240	1,277,018

Consistent with the greatest number of votes cast with respect to Proposal No. 4 above, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every three years until the next advisory vote on the frequency of stockholder votes on the compensation payable to the Company’s named executive officers is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer, and Treasurer

Date: June 19, 2017